UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

[ X ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 6, 2009

[     ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to ________________

Commission File Number: 001-31261

AMANASU ENVIRONMENT CORPRATION

(Exact name of registrant as specified in its charter)

Nevada	98-0347883
(State of other jurisdiction of incorporation or organization)	(I.R.S. Eployer Identification No.)

445 Park Avenue Center 10th Floor New York, NY 10022

(Address of principal executive offices)

212-836-4727

(Registrant's telephone number, including area code)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On May 30, 2009, the Company determined that a restatement of its financial statements for the quarter ended March 31, 2009 was necessary to properly report the balance sheet as at March 31, 2009. A series of mistakes occurred in the preparation of these financial statements. The effects of these restatements on the financial statements previously issued are not present in the 10-Q/A, and a subsequent amendment will be made to properly document the changes. A form 8-K will be filed to announce the amendment.

On May 20, 2010, the Company determined that a restatement of its financial statements for the year ended December 31, 2009 was necessary to properly report the balance sheet, statement of operations and statement of cash flows as at December 31, 2009 and for the year then ended. A series of mistakes occurred in the preparation of these financial statements. The effects of these restatements on the financial statements previously issued are presented in the CONSOLIDATED NOTES TO FINANCIAL STATEMENTS of the 10-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amanasu Techno Holdings Corporation
(Registrant)

/s/ Atsushi Maki

Atsushi Maki
Chairman & Chief Executive Officer

Date: January 25, 2011